Exhibit 99.2 Second Quarter 2018 07.25.2018

IMPORTANT INFORMATION 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as anticipates, believes, can, could, may, predicts, potential, should, will, estimates, plans, projects, continuing, ongoing, expects, intends, and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled Risk Factors and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the U.S. Securities and Exchange Commission (SEC). Among the factors that could cause the forward-looking statements in this presentation and/or our financial performance to differ materially from that suggested by the forward-looking statements are: (a) the inherent limitations in internal controls over financial reporting; (b) our ability to remediate any material weaknesses in internal controls over financial reporting completely and in a timely manner; (c) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (d) adverse economic conditions in the United States and worldwide may negatively impact our results; (e) our business could suffer if our access to funding is reduced; (f) significant risks we face implementing our growth strategy, some of which are outside our control; (g) unexpected costs and delays in connection with exiting our personal lending business; (h) our agreement with FCA US LLC may not result in currently anticipated levels of growth, and is subject to certain conditions that could result in termination of the agreement; (i) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (j) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (k) loss of our key management or other personnel, or an inability to attract such management and personnel; (l) certain regulations, including but not limited to oversight by the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (m) future changes in our relationship with Banco Santander which could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution the reader not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Q2 2018 HIGHLIGHTS 3 » Net income of $335 million, or $0.92 per diluted common share, up 26% YoY » Received authorization for dividend payments of $0.20 per share per quarter and an inaugural share repurchase program of $200 million through June 30, 2019 » Total auto originations of $7.9 billion, up 45% YoY » Core retail auto loan originations of $2.6 billion, up 15% YoY » Chrysler Capital1 loan originations of $2.7 billion, up 51% YoY » Chrysler Capital lease originations of $2.6 billion, up 84% YoY » Net finance and other interest income of $1.1 billion, decreased 6% YoY » Net leased vehicle income of $178 million, increased 36% YoY » Retail Installment Contract “RIC” gross charge-off ratio of 15.2%, down 120 basis points YoY » RIC net charge-off ratio of 6.0%, down 150 basis points YoY » Auction-plus recovery rate of 60.6%, up 670 basis points YoY » Troubled Debt Restructuring (“TDR”) balance of $6.0 billion flat vs. March 31, 2018 » Return on average assets of 3.3%, up from 2.7% YoY » $3.5 billion in asset-backed securities “ABS” offered and sold » Asset sales of $1.2 billion executed through the Santander flow agreement » Full roll-out of SBNA2 originations program in July 1 Chrysler Capital is a dba of Santander Consumer USA 2 Santander Bank N.A.

ECONOMIC INDICATORS 4 U.S. Auto Sales Consumer Confidence3 Units in Millions Index Q1 1966=100 Max 101 25 Used Sales Quarterly 1 New Sales Monthly SAAR2 20 17.4 15 10.6 10 ORIGINATIONS 5 Min 55 0 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-08 Jun-09 Jun-10 Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 4 U.S. GDP US Unemployment Statistics5% 155,000 12.0 Unemployment Rate % (Right) Total Nonfarm Payroll Employment, SA (Left) Max 3.2 150,000 10.0 145,000 2.2 8.0 140,000 6.0 CREDIT 135,000 4.0 130,000 125,000 2.0 Min -4.0 120,000 0.0 Mar-08 Mar-09 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Jun-08 Jun-09 Jun-10 Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 1 Edmunds’ data, one quarter lag, data as of March 31, 2018 2 Bloomberg 3 University of Michigan 4 U.S. Bureau of Economic Analysis, one quarter lag, data as of March 31, 2018 5 U.S. Bureau of Labor Statistics

AUTO INDUSTRY ANALYSIS 5 Used Vehicle Indices1 SC Recovery Rates2 Manheim: Seasonally Adjusted JD Power: Not Seasonally Adjusted % Manheim (Left Axis) JDP Used-Vehicle Price Index (Right Axis) SC Auction Only Recovery Rate SC Auction Plus Recovery Rate (Quarterly) 140 135 70% 135 130 65% 60.6% 125 60% 130 53.9% 120 55% 125 SEVERITY 115 50% 46.5% 120 44.1% 110 45% 115 105 40% 110 100 35% Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Industry Net Loss Rates3 Industry 60+ Day Delinquency Rates3% % Subprime Max 13.6% Subprime Max 5.9% 4.0 CREDIT 6.4 Min 3.3% Min 1.6% Apr-08 Apr-10 Apr-12 Apr-14 Apr-16 Apr-18 Apr-08 Apr-10 Apr-12 Apr-14 Apr-16 Apr-18 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 2 Auction Plus – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 3 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-month lag on data, as of April 31, 2018)

DIVERSIFIED UNDERWRITING ACROSS THE CREDIT SPECTRUM 6 YoY auto originations increase across all channels Three Months Ended Originations % Variance ($ in Millions) Q2 2018 Q1 2018 Q2 2017 QoQ YoY Total Core Retail Auto $ 2,587 $ 2,291 $ 2,253 13% 15% Chrysler Capital Loans (<640)1 1,742 1,083 948 61% 84% Chrysler Capital Loans (≥640)1 986 879 854 12% 15% Total Chrysler Capital Retail $ 2,728 $ 1,962 $ 1,802 39% 51% Total Leases2 2,634 2,096 1,428 26% 84% Total Auto Originations $ 7,949 $ 6,349 $ 5,483 25% 45% Total Personal Lending 340 273 351 25% (3%) Total SC Originations $ 8,289 $ 6,622 $ 5,834 25% 42% SBNA Originations 29 24 - 21% N/A Total SC & SBNA Originations $ 8,318 $ 6,646 $ 5,834 25% 43% Asset Sales $ 1,156 $ 1,475 $ 566 (22%) 104% Average Managed Assets $ 50,307 $ 48,421 $ 50,436 4% NM 1 Approximate FICOs 2 Includes nominal capital lease originations

FCA US LLC (FCA) RELATIONSHIP 7 SC continues to optimize the Chrysler Capital program . Chrysler Capital average quarterly penetration rate of 32%, up from 20% during the same quarter last year . Through SBNA, SC has increased dealer receivables outstanding (“floorplan”) 1% QoQ FCA Sales1 Dealer Floorplan2 Outstanding (units in millions) ($ in millions) 2.26 2.25 2.11 2.07 $2,133 $2,156 $1,963 $1,723 $1,777 1.04 1.09 1.14 1.07 1.12 2014 2015 2016 2017 2018 2Q17 3Q17 4Q17 1Q18 2Q18 YTD Full Year 1 FCA filings; sales as reported on 06/30/2018 2 Dealer receivables originated through SBNA

SERVICED FOR OTHERS (SFO) PLATFORM 8 Serviced for Others Balances (End of Period) $ in Millions . Santander Flow Sales totaling $1.2 billion $9,881 $9,957 in Q2 2018 $9,511 Composition at . Balance increase due to second flow sale 06/30/2018 $8,639 $8,723 and $1.0 billion portfolio conversion RIC 85% Leases 9% . Full roll out of SBNA origination program RV/Marine 6% Total 100% 2Q17 3Q17 4Q17 1Q18 2Q18 Santander Flow Sales 566 1,347 1,475 1,156 SBNA Originations 24 29 Other1 135 972 1 Other includes 3Q17 RV/Marine Sale and 2Q18 portfolio conversion

Q2 2018 FINANCIAL RESULTS 9 Three Months Ended (Unaudited, Dollars in Thousands, except per share) % Variance June 30, 2018 March 31, 2018 June 30, 2017 QoQ YoY Interest on finance receivables and loans $ 1,156,536 $ 1,114,137 $ 1,232,252 4% (6%) Net leased vehicle income 177,562 145,595 131,040 22% 36% Other finance and interest income 8,494 7,137 5,205 19% 63% Interest expense 273,953 241,028 233,371 14% 17% Net finance and other interest income $ 1,068,639 $ 1,025,841 $ 1,135,126 4% (6%) Provision for credit losses 352,575 458,995 520,555 (23%) (32%) Profit sharing 12,853 4,377 8,443 194% 52% Total other income 22,384 25,053 24,395 (11%) (8%) Total operating expenses 276,950 287,912 282,415 (4%) (2%) Income before tax $ 448,645 $ 299,610 $ 348,108 50% 29% Income tax expense 114,004 57,311 83,433 99% 37% Net income $ 334,641 $ 242,299 $ 264,675 38% 26% Diluted EPS ($) $ 0.92 $ 0.67 $ 0.74 37% 25% Average total assets $ 40,901,810 $ 39,694,041 $ 39,216,971 3% 4% Average managed assets $ 50,306,666 $ 48,421,303 $ 50,435,958 4% NM

CREDIT QUALITY: VINTAGE LOSS PERFORMANCE 10 2016 vintage continues to outperform the 2015 vintage on a gross and net loss basis Total Annual Vintage Cumulative Gross Loss Rate Total Annual Vintage Cumulative Net Loss Rate 25% 18% 16% Rate 20% 14% 12% 15% 10% Net Loss Loss Net 8% 10% 6% 5% 4% Cumulative Cumulative 2% Cumulative Gross Loss Rate Loss Gross Cumulative 0% 0% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Months on Book Months on Book 2014 2015 2016 2017 2014 2015 2016 2017 *Retained originations only

DELINQUENCY AND LOSS 11 Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment 12.0% 10.9% 9.9% 9.8% 10.0% 9.2% 8.6% . 30-59 delinquency ratios down 70 basis points YoY 8.0% . >59 delinquency ratios down 100 basis points YoY 5.9% 5.6% 6.0% 5.2% 30-59 4.2% 4.2% >59 4.0% 2.0% 0.0% Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Credit: Individually Acquired Retail Installment Contracts, 25.0% 120.0% Held for Investment Gross Charge- 110.0%off Ratio 19.2% 20.0% 18.0% 18.5% 100.0% 16.4% 15.2% 90.0%Net Charge-off 15.0% Ratio . YoY gross charge-off ratio decreased 120 basis points 80.0% 10.3% 70.0%Recovery Rate . 10.0% YoY net charge-off ratio decreased 150 basis points 9.1% 8.3% (as % of 7.5% 60.0% 6.0% recorded . 60.6% investment) YoY “Auction Plus” recovery rate increased 670 basis points 53.9% 55.1% 50.0% 5.0% 49.3% 46.4% 40.0% 0.0% 30.0% Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018

CREDIT QUALITY: LOSS DETAIL 12 Q2 2017 to Q2 2018 Retail Installment Contract Net Charge-Off Walk ($ in millions) ($87) $513 ($46) $29 ($10) $399 Q2 2017 Recoveries Gross Loss Lower Balance Other Q2 2018 Performance

PROVISION AND RESERVES 13 Q1 2018 to Q2 2018 ALLL Reserve Walk 2 ($ in millions) $3,550 $3,500 $58 ($69) $3,450 . QoQ allowance decreased $47 million $3,400 $3,350 . 1 $283 New volume and TDR migration were offset $3,300 ($319) by performance adjustment and liquidations $3,250 $3,473 $3,461 and other $3,200 $3,150 $3,100 $3,190 $3,190 $3,143 $3,143 $3,050 $3,000 Q1 2018 New TDR Performance Liquidations Q2 2018 Volume Migration Adjustment & Other Provision Expense and Allowance Ratio ($ in millions) $562 $600 $521 $536 14.5% $500 $459 . Allowance to loans ratio decreased 80 bps to 11.5% QoQ $400 $353 . Provision for credit losses decreased $168 million YoY 13.0% $300 12.8% 12.6% 12.6% $200 12.3% 11.5% $100 11.5% $0 10.0% Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Provision for credit losses Allowance Ratio 1 TDR migration – the allowance for assets classified as TDRs or “troubled debt restructuring” takes into consideration expected lifetime losses, typically requiring additional coverage 2 Explanation of quarter over quarter variance are estimates

TDR BALANCE COMPOSITION BY VINTAGE 14 TDR balances gradually down three consecutive quarters TDR Balance by Origination Vintage ($ billions) $6.28 $6.26 $5.88 $6.00 $5.79 1% $5.96 16% 2% $5.60 4% 9% 7% $5.33 20% $5.03 24% 22% 30% 26% 13% 35% 37% 37% 37% 36% 35% 34% 32% 33% 29% 27% 24% 22% 20% 18% 51% 44% 37% 32% 28% 23% 21% 19% 16% 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 2013 & Prior 2014 2015 2016 2017

EXPENSE MANAGEMENT 15 . Operating expenses totaled $277 million, a decrease of 2% versus the same quarter last year $60,002 10.0% $50,436 $50,307 $49,998 $48,972 $50,002 $48,421 8.0% $426 Average Managed $40,002 Assets 6.0%($ millions) $298 $282 $288 $30,002 $277 Total Expenses 3.5% 4.0% ($ millions) $20,002 2.2% 2.4% 2.4% 2.2% 2.0%Expense $10,002 Ratio $2 0.0% Q2 2017 Q3 2017 Q4 2017 1 Q1 2018 Q2 2018 1 Q4 2017 was impacted by significant items. Please refer to the 8-K filed January 31, 2018 for further details.

FUNDING AND LIQUIDITY 16 Total funding of $43.3 billion at the end Q2 2018, up 3% from $42.2 billion at the end of Q1 2018 Asset-Backed Securities Financings ($ Billions) ($ Billions) Amortizing Revolving 18.6 6.9 16.0 10.0 10.0 5.7 5.4 5.9 4.6 4.1 Q1 2018 Q2 2018 Q1 2018 Q2 2018 Q1 2018 Q2 2018 Unused Used . $3.5 billion in SDART and DRIVE transactions . $15.7 billion in commitments from 12 lenders1 . $1.2 billion private lease securitization . 60% unused capacity on revolving lines at Q2 2018 Banco SantanderSantander & Subsidiaries Asset Sales ($ Billions) ($ Billions) 7.8 7.8 3.0 3.0 Term 1.5 1.8 1.8 Revolving 1.2 Contingent 3.0 3.0 Q1 2018 Q2 2018 Q1 2018 Q2 2018 . $7.8 billion in total commitments . Fifth Santander flow sale of $1.2 billion . 59% unused revolving capacity at Q2 2018 1 Does not include repo facilities

CONSISTENT CAPITAL GENERATION 17 SC has exhibited a strong ability to generate earnings and capital, while growing assets . Received authorization for dividend payments of $0.20 per share per quarter and an inaugural share repurchase program of $200 million through June 30, 2019 1 2 CET1 TCE/TA 16.9% 16.7% 16.9% 16.3% 16.2% 16.6% 15.0% 14.9% 14.3% 14.1% Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 $ in millions Tangible Assets $39,401 $38,657 $39,319 $39,940 $41,067 Tangible Common Equity $5,572 $5,780 $6,377 $6,621 $6,940 1 Common Equity Tier 1 (CET1) Capital Ratio is a non-GAAP financial measure that begins with stockholders’ equity and then adjusts for AOCI, goodwill/intangibles, DTAs, cash flow hedges and other regulatory exclusions over risk-weighted assets. See appendix for further details. 2 Tangible common equity to tangible assets is a non-GAAP financial measure defined as the ratio of Total equity, excluding Goodwill and intangible assets, to Total assets, excluding Goodwill and intangible assets

APPENDIX

COMPANY ORGANIZATION 19 Banco Santander, S.A. Spain Other Subsidiaries 100% Ownership Santander Holdings USA, Inc. (“SHUSA’) Santander Bank, N.A. Other Subsidiaries ~68% Ownership Santander Consumer USA Holdings Inc. Public Shareholders (“SC”) ~32% Ownership *Ownership percentages are approximates as of June 30, 2018

DIVERSIFIED UNDERWRITING ACROSS FULL CREDIT SPECTRUM 20 Originations by Credit (RIC only)1 ($ in millions) $4,055 $3,328 $3,014 $4,278 $5,344 31% 29% 33% 38% 36% >640 600-640 13% 15% 16% 13% 13% 540-599 <540 24% 26% 27% 23% 24% $3,815 $2,737 No FICO Commercial 2 17% 14% 14% 14% 14% 12% 10% 10% 12% 12% 2% 2% 2% 2% 1% 2Q17 3Q17 4Q17 1Q18 2Q18 New/Used Originations ($ in millions) $4,055 $3,328 $3,014 $4,278 $5,344 40% 52% 45% 47% 50% Used New 60% 48% 55% 53% 50% 2Q17 3Q17 4Q17 1Q18 2Q18 Average loan balance in dollars $20,816 $21,825 $22,013 $21,699 $22,926 1 RIC; Retail Installment Contract 2 Loans to commercial borrowers; no FICO score obtained

HELD FOR INVESTMENT CREDIT TRENDS 21 Retail Installment Contracts1 32.6% 32.4% 32.4% 32.0% 31.9% 22.4% 22.4% 21.8% 21.6% 21.0% 17.8% 17.5% 17.4% 17.6% 17.3% 15.4% 15.0% 15.1% 14.0% 13.7% 11.9% 11.6% 11.2% 11.3% 11.2% 2.2% 2.5% 2.4% 2.5% 1.9% Commercial Unknown <540 540-599 600-639 >=640 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 1Held for investment; excludes assets held for sale

EXCLUDING PERSONAL LENDING DETAIL

22

Personal lending earned $42 million before operating expenses and taxes

As of and for the Three Months Ended
(Unaudited, Dollars in Thousands)

	June 30, 2018			March 31, 2018			June 30, 2017		
	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending
Interest on finance receivables and loans	$ 1,156,536	$ 84,772	$ 1,071,764	$ 1,114,137	$ 89,260	$ 1,024,877	$ 1,232,252	$ 88,869	$ 1,143,383
Net leased vehicle income	177,562	-	177,562	145,595	-	145,595	131,040	-	131,040
Other finance and interest income	8,494	-	8,494	7,137	-	7,137	5,205	-	5,205
Interest expense	273,953	7,315	266,638	241,028	10,992	230,036	233,372	12,293	221,079
Net finance and other interest income	$ 1,068,639	$ 77,457	$ 991,182	$ 1,025,841	$ 78,268	$ 947,573	$ 1,135,125	$ 76,576	$ 1,058,549
Provision for credit losses	352,575	83	352,492	458,995	102	458,892	520,555	1,167	519,388
Profit sharing	12,853	(5,282)	18,135	4,377	207	4,170	8,443	143	8,300
Investment gains (losses), net[1]	(82,634)	(75,725)	(6,909)	(86,520)	(58,963)	(27,557)	(99,522)	(89,627)	(9,895)
Servicing fee income	27,537	-	27,537	26,182	-	26,182	31,953	-	31,953
Fees, commissions and other	77,480	45,237	32,243	85,391	49,487	35,904	91,964	59,552	32,412
Total other income	$ 22,383	$ (30,488)	$ 52,871	$ 25,053	$ (9,476)	$ 34,529	$ 24,395	$ (30,075)	$ 54,470
Average gross individually acquired retail installment contracts, held for investment and held for sale	$ 27,534,479	-		$ 26,820,166	-		$ 28,202,716	-	
Average gross personal loans	-	$ 1,375,877		-	$ 1,459,308		-	$ 1,402,416	
Average gross operating leases	$ 12,219,612	-		$ 11,441,789	-		$ 10,191,380	-	

[1] The $76 million of investment losses related to personal lending in Q2 2018, comprised of $90 million in customer default activity, partially offset by a $14 million decrease in market discount, consistent with typical seasonal patterns.

Santander Consumer USA

RECONCILIATION OF NON-GAAP MEASURES

23

(Unaudited, dollars in thousands)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Total equity	$ 7,045,734	$ 6,726,015	$ 6,480,501	$ 5,885,234	$ 5,678,733
Deduct: Goodwill and intangibles	105,669	105,144	103,790	105,590	106,298
Tangible common equity	$ 6,940,065	$ 6,620,871	$ 6,376,711	$ 5,779,644	$ 5,572,435
Total assets	$ 41,173,136	$ 40,045,188	$ 39,422,304	$ 38,765,557	$ 39,507,482
Deduct: Goodwill and intangibles	105,669	105,144	103,790	105,590	106,298
Tangible assets	$ 41,067,467	$ 39,940,044	$ 39,318,514	$ 38,659,967	$ 39,401,184
Equity to assets ratio	17.1%	16.8%	16.4%	15.2%	14.4%
Tangible common equity to tangible assets	16.9%	16.6%	16.2%	14.9%	14.1%
Total equity	$ 7,045,734	$ 6,726,015	$ 6,480,501	$ 5,885,234	$ 5,678,733
Deduct: Goodwill and other intangible assets, net of deferred tax liabilities	166,241	169,870	172,664	172,502	177,619
Deduct: Accumulated other comprehensive income, net	62,449	63,211	44,262	27,481	27,860
Tier 1 common capital	$ 6,817,044	$ 6,492,934	$ 6,263,575	$ 5,685,251	$ 5,473,254
Risk weighted assets (a)	$ 40,744,526	$ 38,517,988	$ 38,473,339	$ 37,828,130	$ 38,368,928
Common Equity Tier 1 capital ratio (b)	16.7%	16.9%	16.3%	15.0%	14.3%

(a) Under the banking agencies' risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk weight of the category. The resulting weighted values are added together with the measure for market risk, resulting in the Company's and the Bank's total Risk weighted assets

(b) CET1 is calculated under Basel III regulations required as of January 1, 2015.

Santander Consumer USA